JAK SOLAR ACQUISITION	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
JAK SOLAR ACQUISITION

NOTE 4 – JAK SOLAR ACQUISITION

On December 31, 2025, the Company acquired all of the equity interests in JAK Solar Loans 1 Limited (“JAK Solar”), a company limited by shares organized under the laws of the British Virgin Islands and a wholly owned subsidiary of the DIP SPV I, L.P., a limited partnership organized under the laws of the British Virgin Islands (the “Seller”), pursuant to a share purchase agreement (the “SPA”) entered into with the Seller on December 9, 2025. In exchange, the Company issued to the Seller a new series of convertible preferred shares of the Company to be known as the Series C preferred shares, par value $0.0001 per share (the “Preferred Shares” and, together with the ordinary shares of the Company with no par value per share, the “Ordinary Shares,” issuable upon conversion thereof, the “Conversion Shares”) having an aggregate stated value of $5,500,000.

The acquisition was completed to provide Fr8Tech asset diversification, recurring positive cash flows, and a strategic platform to invest in the U.S. residential solar loan market.

Fair Value of the Series C Consideration

The Preferred Shares have a stated value per share of $1.00 (the “Stated Value”). The initial conversion price of the Preferred Shares will be equal to the Stated Value divided by the lower of (A) 120% of the market price per Ordinary Share on the date of the closing of the Transaction (such date, the “Closing Date”), and (B) the greater of (y) the lowest daily volume weighted average price of the Ordinary Shares during the seven consecutive trading days immediately prior to the applicable date of conversion, and (z) 20% of the Nasdaq Minimum Price as of the Closing Date.

Holders of the Preferred Shares will participate in any dividends issued by the Company to the holders of its other capital shares on an as converted basis. Similarly, in case of a dissolution or liquidation of the Company, holders of the Preferred Shares will be eligible to receive their pro-rata share of the Company’s assets with the holders of the Ordinary Shares on an as converted basis.

Holders of the Preferred Shares will not have the right to convert any Preferred Shares if, as a result of such conversion, such holder or such holder’s affiliates would collectively beneficially own in excess of 4.99% (or for DIP SPV I, L.P. and upon election by a shareholder prior to the issuance of any Series C Preferred Shares, 9.99%) of the Ordinary Shares outstanding immediately after giving effect to such conversion.

In connection with the issuance of the Series C Preferred Shares, the Company granted the Seller certain registration rights with respect to the Conversion Shares. If at any time the Company registers or determines to register any ordinary shares under the Securities Act of 1933, as amended, for its own account or for the account of other security holders, the Company will provide the Seller with written notice and will include in such registration all Conversion Shares requested by the Seller, subject to customary terms and conditions.

The Share Purchase Agreement contains customary representations, warranties, covenants, including, among other things, indemnification by the Company in favor of the Seller and its affiliates for certain third-party claims relating to the transaction contemplated by the Share Purchase Agreement, subject to customary limitations.

Although the Series C Preferred Shares have an aggregate stated value of $5,500,000, the Company determined the acquisition-date fair value of the consideration transferred to be $5,727,021, which has been used as the basis for the purchase price allocation. In the unaudited pro forma condensed combined financial statements included in the Company’s Report on Form 6-K filed with the Securities and Exchange Commission on March 19, 2026, the consideration transferred was presented at the aggregate stated value of $5,500,000 based on a preliminary valuation. Subsequent to that filing, the Company utilized an independent third-party valuation specialist to determine the acquisition-date fair value of the Series C Preferred Shares using the lattice-based option pricing model described below, resulting in a fair value of $5,727,021. Accordingly, the goodwill recognized in these audited financial statements of $4,487,175 differs from the preliminary goodwill of $4,260,154 presented in the Form 6-K pro forma financial statements by $227,021, reflecting this fair value refinement.

The Series C Preferred Shares are not publicly traded and are convertible into a number of Ordinary Shares determined by dividing the Series C Stated Value by the Series C Conversion Price. The Conversion Price is variable and determined as the quotient of (i) the Series C Stated Value, divided by (ii) the lower of (A) the Fixed Price and (B) the greater of (a) the Market Price and (b) the Floor Price. The Series C Stated Value is $1.00. The Fixed Price is $3.012 (and with respect to any other issuance, 120% of the closing price of the Ordinary Shares). The Market Price is the lowest daily VWAP of the Ordinary Shares in the seven (7) consecutive Trading Day period immediately preceding the date of the conversion of the applicable Series C Preferred Share. The Floor Price is 20% of the Nasdaq Minimum Price of Ordinary Shares on the Closing Date.

The fair value measurement is classified as Level 3 within the ASC 820 fair value hierarchy, as the significant inputs are unobservable and reflect the Company’s own assumptions about the assumptions market participants would use in pricing the instrument.

Because the fair value of the Preferred Shares could not be directly observed, the Company utilized an independent third-party valuation specialist who estimated the fair value of the Series C Convertible Preferred Shares using a lattice-based (binomial tree) option pricing model. The lattice model simulates the evolution of the Company’s stock price across a binomial tree of 50 time steps over the applicable expected term, incorporating the instrument’s variable conversion price mechanics — including the fixed price ceiling, the floating market price based on the lowest seven-day VWAP, and the floor price — at each node of the tree. The resulting lattice value was then adjusted by a Discount for Lack of Marketability (DLOM) to reflect the restricted and non-marketable nature of the Series C Preferred Shares.

The DLOM was calculated as the average of two methods: (i) a Protective Put model, which estimates the cost of a hypothetical at-the-money put option with a six-month holding period, and (ii) the Finnerty model, a closed-form model that estimates the discount based on volatility and holding period. The average of the two methods produced a DLOM of 30.83%, applied uniformly across all term assumptions.

Because no single expected term was determinable for the Series C Preferred Shares — which carry no stated maturity or mandatory conversion date — the valuation was performed across three term scenarios: one year, two years, and three years. The Company selected the two-year scenario as its primary valuation basis, as it represents management’s best estimate of the expected conversion horizon and the midpoint of the range. The one-year and three-year scenarios produced fair values of $5,504,078 and $5,968,353, respectively, bracketing the selected two-year estimate.

The following significant assumptions were used in the lattice model as of the acquisition date, December 31, 2025:

Assumption	Value Used
Stock price (ordinary share closing price, December 31, 2025)	$1.6800
Stated value per Preferred Share	$1.0000
Fixed price / Initial conversion price	$2.0160
Floor Price	$0.3360
Expected volatility (1-year / 2-year / 3-year)	148.9% / 127.3% / 135.9%
Risk-free interest rate (1-year / 2-year / 3-year)	3.42% / 3.41% / 3.49%
Expected term (years)	2 years (primary) / 1 - 3 year range
Expected dividend yield	0%
Average VWAP discount	6.03%
Discount for lack of marketability (DLOM)	30.83%
Fair value per Preferred Share	$1.0413
Number of Preferred Shares issued	5,500,000
Total fair value of consideration transferred	$5,727,021

For purposes of the fair value model, the Fixed Price was determined as 120% of the Company’s closing stock price on the acquisition date ($1.68), or $2.016 per share, consistent with the conversion price formula set forth in the Share Purchase Agreement. The Amended and Restated Memorandum and Articles of Association separately specify a contractual Fixed Price of $3.012 for this issuance, which reflects the same 20% premium formula applied to an earlier reference price. Use of $2.016 in the model produces a conservative (lower) fair value estimate relative to use of the contractual Fixed Price of $3.012.

The fair value of the consideration transferred of $5,727,021 exceeds the aggregate stated value of the Series C Preferred Shares of $5,500,000 by $227,021. This premium primarily reflects the economic value of the variable conversion price mechanism, under which the holder may convert at the lower of the fixed price ceiling or the prevailing market price (subject to the floor), which was in-the-money relative to the current stock price at the valuation date, partially offset by the 30.83% Discount for Lack of Marketability applied to reflect the non-marketable and restricted nature of the Preferred Shares. The in-the-money characteristic of the conversion feature reflects primarily the value of the floor price mechanism ($0.336), under which the holder may receive Ordinary Shares at a significant discount to the market price in downside stock price scenarios. The fixed price ceiling limits the holder’s additional conversion benefit in upside scenarios where the stock price would otherwise exceed the fixed price.

The fair value of the Series C Preferred Shares is sensitive to changes in the assumed expected volatility, expected term, and Discount for Lack of Marketability. An increase in expected volatility or expected term would generally increase the estimated lattice value of the conversion feature prior to application of the DLOM. An increase in the DLOM would decrease the fair value after application of the discount.

Purchase Price Allocation

Fair Value
Cash	$6,853
Loans receivable	1,194,485
Loan set up costs, net of unamortized costs	36,863
Loan interest receivable	1,645
Total assets acquired	$1,239,846
Liabilities assumed	-
Net identifiable assets acquired	$1,239,846
Goodwill	4,487,175
Total consideration	$5,727,021

Cash

Cash of $6,853 represents cash and cash equivalents held by JAK Solar at the acquisition date, which approximates fair value.

Loans Receivable

The fair value of loans receivable was determined using a discounted cash flow methodology, under which the expected future cash flows of the 62 acquired loans — including scheduled principal and interest payments, estimated prepayments, and expected credit losses — were discounted to present value using a market rate of return of 6.11% reflecting the credit and prepayment risk characteristics of the portfolio. The fair value measurement is classified as Level 3 within the ASC 820 fair value hierarchy.

The gross contractual amounts receivable under the 62 active and performing acquired loans are $2,099,879, representing aggregate outstanding principal and interest through maturity. The Company’s best estimate of contractual cash flows not expected to be collected as of the acquisition date is approximately $905,394. Since January 1, 2024, JAK Solar had written off three loans with aggregate outstanding principal and accrued interest of $82,576.

Loan Set Up Costs

Loan set up costs of $36,863 represent deferred direct costs incurred by JAK Solar in connection with the origination of the acquired loan portfolio. These costs are carried at their acquisition-date fair value and are amortized as an adjustment to interest income over the remaining lives of the respective loans using the effective interest method in accordance with ASC 310-20.

Loan Interest Receivable

Loan interest receivable of $1,645 represents accrued and unpaid interest on the acquired loan portfolio as of the acquisition date, December 31, 2025, which approximates fair value given its short-term nature.

Liabilities Assumed

No liabilities were assumed in the acquisition. As of the acquisition date, JAK Solar had no outstanding debt, accounts payable, accrued liabilities, or other obligations.

Goodwill

Goodwill of $4,487,175 represents the going concern value of JAK Solar as a fully operational residential solar loan entity. The goodwill is attributable to the assembled operational infrastructure of JAK Solar, including an established legal entity structure, existing banking and custodial relationships, a negotiated third-party loan servicer agreement with Vervent, an established asset servicer relationship providing ongoing solar equipment support to borrowers, and an operational loan monitoring, financial reporting, and recordkeeping framework. While these elements collectively provide the Company with meaningful cost and time savings relative to establishing a comparable operational platform from inception, none of these elements individually meets the contractual-legal criterion or the separability criterion for recognition as an identifiable intangible asset separate from goodwill under ASC 805. Specifically, the third-party loan servicer agreement with Vervent and asset servicer agreement are priced at prevailing market rates with no material discount to current market terms, and therefore carry no above-market or favorable contract value requiring separate recognition. The loan monitoring and recordkeeping infrastructure utilizes commercially available, off-the-shelf software and standard industry processes that could be readily replicated or purchased by any market participant and therefore does not qualify for separate recognition. Accordingly, the collective going concern value of these operational elements has been recognized as goodwill. None of the goodwill recognized is expected to be deductible for income tax purposes.

Subsequent Accounting for Acquired Loans

The acquired loan portfolio consists of 62 active and performing U.S.-based residential solar power system loans. Subsequent to the acquisition date, the Company accounts for the acquired loans in accordance with ASC 310, Receivables, and ASC 326, Financial Instruments — Credit Losses (“ASC 326”).

Purchased Credit Deteriorated Assessment

At the acquisition date, the Company evaluated each of the 62 acquired loans to determine whether any should be classified as purchased credit deteriorated (“PCD”) assets under ASC 326-20. A financial asset is considered PCD if it has experienced a more-than-insignificant deterioration in credit quality since its origination. In making this assessment, the Company considered the following indicators for each loan: delinquency status as of the acquisition date, payment history since origination, borrower credit profile, and the historical loss experience of the JAK Solar portfolio.

Based on this evaluation, the Company determined that none of the 62 acquired loans meet the definition of a PCD asset as of the acquisition date. All 62 loans are current and performing as of December 31, 2025, with no loans past due or on nonaccrual status. While JAK Solar wrote off three loans with aggregate outstanding principal and accrued interest of $82,576 subsequent to January 1, 2024, those loans are not part of the acquired portfolio. The remaining 62 loans have not experienced more-than-insignificant credit deterioration since origination and are therefore classified as non-PCD acquired loans.

Allowance for Credit Losses

Because the acquired loans are classified as non-PCD, no allowance for credit losses was recognized at the acquisition date. The acquisition-date fair value of the loans of $1,194,485 reflects a discount to the gross contractual amounts receivable of $2,099,879, which incorporates, among other factors, expected credit losses over the life of the portfolio. This credit loss component embedded in the acquisition-date fair value accretes into interest income over the remaining lives of the loans as a component of the effective interest rate.

Subsequent to the acquisition date, the Company establishes and maintains an allowance for credit losses on the acquired loan portfolio in accordance with ASC 326-20, using the current expected credit loss (“CECL”) methodology. Under the CECL methodology, the Company estimates expected credit losses over the contractual life of each loan, considering historical loss experience, current conditions, and reasonable and supportable forecasts of future economic conditions. The allowance is reassessed at each reporting date, with any changes recognized through the provision for credit losses in the consolidated statement of operations.

Interest Income Recognition

Interest income on the acquired non-PCD loans is recognized using the effective interest method in accordance with ASC 310-20. The difference between the acquisition-date fair value of the loans and their gross contractual amounts — reflecting both the credit loss component and the time value of money — is accreted into interest income over the remaining contractual lives of the respective loans.

A loan is placed on nonaccrual status when management determines that the collection of interest or principal is no longer probable, generally when a loan becomes 120 or more days past due or when other indicators of credit deterioration are identified. Interest accrued but not collected at the time a loan is placed on nonaccrual status is reversed against interest income. Cash received on nonaccrual loans is applied first to principal and then to interest. A loan is returned to accrual status when it becomes current and management believes the borrower has demonstrated the ability and willingness to make scheduled payments on a timely basis going forward.

Loan Write-Offs

The Company charges off a loan against the allowance for credit losses when management determines that the loan balance is uncollectible, generally after all commercially reasonable means of recovery have been exhausted. In assessing whether a loan balance is uncollectible, the Company considers the value of any underlying collateral, including UCC liens on the solar energy systems securing the loan. Recoveries of amounts previously charged off are credited to the allowance for credit losses when received.

Revenue and Earnings Since Acquisition

Because the acquisition was completed on December 31, 2025, no revenue or net income (loss) of JAK Solar is included in the Company’s consolidated statements of operations for the year ended December 31, 2025. For the years ended December 31, 2025 and 2024, JAK Solar had interest income of $83,387 and $101,660, and net loss and net income of $(68,231) and $140,016, respectively. The audited standalone financial statements of JAK Solar as of and for the years ended December 31, 2025 and 2024 are included in the Company’s Report on Form 6-K filed with the Securities and Exchange Commission on March 19, 2026.

Acquisition Related Costs

The Company incurred acquisition-related costs of $106,621 in connection with the acquisition of JAK Solar, consisting primarily of legal, audit and accounting fees. These costs were expensed as incurred and are included in general and administrative expenses in the consolidated statement of operations for the year ended December 31, 2025.

Supplemental Pro Forma Information

	Years Ended December 31,
	2025	2024
Revenue	$13,145,921	$13,835,787
Net loss	(7,863,387)	(5,567,831)
Net loss per share, basic and diluted	$(13.88)	$(6.10)

ASC 805-10-50-2(h)(2) requires disclosure of supplemental pro forma revenue and net income (loss) of the combined entity as though the acquisition of JAK Solar had occurred as of January 1, 2024, the beginning of the earliest comparative period presented. The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what the combined entity’s financial position or results of operations would have been had the acquisition occurred on January 1, 2024, nor is it indicative of future results.

The unaudited pro forma financial information is presented in accordance with ASC 805-10-50-2(h)(2) and is consistent with the pro forma financial information included in the Company’s Report on Form 6-K filed with the Securities and Exchange Commission on March 19, 2026, which was prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma financial information reflects the reclassification of acquisition-related costs of $106,621 from the year ended December 31, 2025 to the year ended December 31, 2024, as required under ASC 805 pro forma presentation guidance, as if the acquisition had occurred on January 1, 2024.